Exhibit 10.14

AUGMEDIX, INC.

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of June 11, 2015, by and between Comerica Bank (“Bank”) and AUGMEDIX, INC. (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.

1.2 Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.

2. LOAN AND TERMS OF PAYMENT.

2.1 Credit Extensions.

(a) Promise to Pay. Subject to and upon the terms and conditions of this Agreement, Borrower promises to pay to Bank, in lawful money of the United States, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(b) Growth Capital Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Growth Capital Advances to Borrower. Borrower may request Growth Capital Advances from the Closing Date through December 11, 2016. The aggregate amount of Growth Capital Advances shall not exceed the Growth Capital Line.

(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. Any Growth Capital Advances that are outstanding on December 11, 2016 shall be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on January 11, 2017, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date at which time all Obligations owing from Borrower to Bank shall be due and payable in full. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.

(iii) When Borrower desires to obtain a Growth Capital Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Growth Capital Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by an Authorized Officer.

2.2 Intentionally Omitted.

2.3 Interest Rates, Payments, and Calculations.

(a) Interest Rates for Growth Capital Advances. The Growth Capital Advances shall bear interest, on the outstanding daily balance thereof, on the terms set forth in the Pricing Addendum attached hereto as Exhibit E.

(b) Payments. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Growth Capital Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

2.4 Crediting Payments. If no Event of Default has occurred and is continuing, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence and during the continuance of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment Bank may receive to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5 Bank Expenses. Borrower shall pay to Bank on the Closing Date, all Bank Expenses incurred through the Closing Date (provided however that Bank Expenses for legal fees (excluding out of pocket fees and costs for diligence searches and filing fees) shall not exceed Seven Thousand Five Hundred Dollars ($7,500) on the Closing Date if there have been two (2) or less reasonable turns of the Loan Documents), and, after the Closing Date, all reasonable Bank Expenses, as and when they become due.

2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Upon (i) repayment in full of the Obligations (other than inchoate indemnity obligations) and (ii) termination of Bank’s commitment to make Credit Extensions hereunder, Borrower may, by providing written notice thereof to Bank, terminate this Agreement and promptly thereafter, Bank shall release its liens in the Collateral. Upon such termination, Bank shall, at Borrower’s expense, execute and deliver such documents as Borrower shall reasonably request in order to evidence such termination and the release of the Bank’s Liens granted hereunder.

3. CONDITIONS OF LOANS.

3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Agreement and the other Loan Documents required by Bank;

(b) the Borrowing Resolutions;

(c) the Pricing Addendum;

(d) a financing statement (Form UCC-1);

(e) agreement to furnish insurance;

(f) payment of the Bank Expenses then due as specified in Section 2.5;

(g) current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(h) current financial statements, including company prepared statements for Borrower’s most recently ended fiscal year, company prepared consolidated and consolidating balance sheets and income statements for the most recently ended month in accordance with Section 6.2, and such other updated financial information as Bank may reasonably request;

(i) current Compliance Certificate in accordance with Section 6.2;

(j) a Warrant in form and substance satisfactory to Bank;

(k) a Collateral Information Certificate;

(l) an Automatic Loan Payment Authorization; and

(m) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b) there has occurred no circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect;

(c) the representations and warranties contained in Article 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4. CREATION OF SECURITY INTEREST.

4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral, subject in each case only to Permitted Liens described in clauses (c) and (d) of the definition of Permitted Liens in Exhibit A. Notwithstanding any termination of this Agreement, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

4.2 Perfection of Security Interest. Borrower authorizes Bank to file at any time until the Obligations have been paid in full and Bank has no further obligations to make any Credit Extensions, financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower, if applicable. Any such financing statements may be filed by Bank at any time in any jurisdiction whether or not Division 9 of the Code is then in effect in that jurisdiction. Borrower shall from time to time endorse and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses, in its good faith business judgment, to perfect its security interest by possession in addition to the filing of a financing statement with respect to Collateral where possession is a preferred method of perfection. Where Collateral with an aggregate value in excess of One Hundred Thousand Dollars ($100,000) is in possession of a third party bailee, Borrower shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, securities accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Division 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank (each, a “Financial Institution”) to execute a control agreement in form and substance reasonably satisfactory to Bank, and in the event that such third-party institution refuses to enter into such control agreement, Borrowers shall have twenty (20) days from the date of such Financial Institution’s refusal to establish alternative arrangements with a Financial Institution that will enter into the respective account control agreement. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper.

4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral. Any confidential information of Borrower obtained by or accessed by Bank during any such inspection shall be subject to the confidentiality provisions set forth in Section 13.8 below.

5. REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1 Due Organization and Qualification. Borrower and each Subsidiary is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s organizational documents, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

5.3 Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral is maintained or invested with a Person other than Bank or Bank’s Affiliates.

5.4 Intellectual Property. Borrower is the sole owner of the Intellectual Property, except for Intellectual Property it licenses from one or more third parties and licenses granted by Borrower to its customers in the ordinary course of business. To the best of Borrower’s knowledge, each of the Copyrights, Trademarks and Patents owned by Borrower is valid and enforceable, and no part of the Intellectual Property owned by Borrower has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property owned by Borrower violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect. Other than this Agreement, Borrower is not a party to, or bound by, any agreement that restricts the grant by Borrower of a security interest in the Intellectual Property Collateral.

5.5 Name; Location of Chief Executive Office; Location of Inventory and Equipment. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of Borrower is located at the address indicated in Section 10 hereof. Except as disclosed in the Schedule, Collateral of Borrower is located at the address indicated in Section 10 hereof.

5.6 Actions, Suits, Litigation, or Proceedings. Except as set forth in the Schedule, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against Borrower or any Subsidiary before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect.

5.7 No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower’s consolidated and consolidating financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.8 Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.

5.9 Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could reasonably be expected to have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, and X of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower has complied in all material respects with all environmental laws, regulations and ordinances. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

5.10 Investments. Borrower does not own any Equity Interests of any Person, except for Permitted Investments and except as set forth on the Schedule.

5.11 Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

5.12 Restricted Agreements. Except as disclosed on the Schedule or as timely disclosed in writing to Bank pursuant to Section 6.9, Borrower is not a party to, nor is bound by, any Restricted Agreement.

5.13 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

6. AFFIRMATIVE COVENANTS.

Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1 Good Standing and Government Compliance. Borrower shall maintain its and each of its Subsidiaries’ organizational existence and good standing in the Borrower State, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower by the authorities of the jurisdiction in which Borrower is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower’s operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within one hundred eighty (180) days after the end of Borrower’s fiscal year (beginning with the 2015 fiscal year), audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; provided however, if Borrower’s board of directors does not require such financial statements to be audited for a certain year, such financial statements for that year may instead be Borrower prepared and no opinion will be required; (iii) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) in a reasonably prompt manner upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (v) in a reasonably prompt manner after receipt, each management letter prepared by Borrower’s independent certified public accounting firm regarding Borrower’s management control systems; (vi) as soon as available, but in any event not later than thirty (30) days after approval by Borrower’s board of directors, Borrower’s financial and business projections and budget for the immediately following year (on a monthly basis), with evidence of approval thereof by Borrower’s Board of Directors; and (vii) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

(a) Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit D hereto.

(b) In a reasonably prompt manner after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

(c) Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.

Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the intellectual property report and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.

6.3 Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than One Hundred Thousand Dollars ($100,000).

6.4 Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof reasonably satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.5 Insurance.

(a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.

(b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. Upon Bank’s request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest hereunder. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

6.6 Accounts. No later than forty five (45) days after the Closing Date and at all times thereafter, Borrower shall maintain its primary operating and investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements).

6.7 Intentionally Omitted.

6.8 Registration of Intellectual Property Rights.

(a) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b) Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office and United States Copyright Office, including the date of such filing and the registration or application numbers, if any.

(c) Borrower shall give Bank prompt written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed.

(d) Borrower shall (i) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and trade secrets, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld or delayed.

6.9 Restricted Agreement Consents. Prior to entering into or becoming bound by any license or agreement, Borrower shall provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition.

6.10 Creation/Acquisition of Subsidiaries. In the event Borrower or any Subsidiary creates or acquires any domestic Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Bank to cause each such Subsidiary to guarantee the Obligations of Borrower or become a co-Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit B hereto), and Borrower shall grant and pledge to Bank a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary (whether foreign or domestic).

6.11 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations are paid in full or for so long as Bank may have any commitment to make any Credit Extensions, Borrower shall not do any of the following without Bank’s prior written consent:

7.1 Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or subject to Section 6.6, move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.

7.2 Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without thirty (30) days prior written notification to Bank; replace its chief executive officer or chief financial officer without thirty (30) days prior written notification to Bank; (provided that Borrower may terminate either or both such officers without such prior written consent to Bank if Borrower’s Board of Directors determines that doing so is reasonably necessary for the protection of Borrower’s business and prompt notice is thereafter given to the Bank); engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; have a Change in Control.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the Equity Interests or property of another Person, or enter into any agreement to do any of the same, other than Permitted Transfers and Permitted Investments and except where (i) such transactions do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.

7.4 Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property.

7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any Equity Interests, except that Borrower may (i) repurchase the Equity Interests of former employees pursuant to equity repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, (ii) repurchase the Equity Interests of former employees pursuant to equity repurchase agreements by the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists and (iii) may make Permitted Investments or Permitted Transfers of Equity Interests.

7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments, or maintain (except as expressly permitted in Section 6.6 of this Agreement) or invest any of its property with a Person other than Bank or Bank’s Affiliates or permit any Subsidiary to do so unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower. Further, Borrower shall not grant a license to its Intellectual Property to, or enter into any agreement with any Prohibited Territory or with any Person organized under the laws of a Prohibited Territory.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person other than equity financings with existing investors of Borrower which does not result in a Change in Control and the terms of such equity financing do not conflict or violate the terms of this Agreement.

7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision of any document evidencing such Subordinated Debt, except in compliance with the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10, the current Schedule, and such other locations of which Borrower gives Bank prior written notice.

7.11 No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

8. EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1 Payment Default. If Borrower fails to pay any of the Obligations when due;

8.2 Covenant Default.

(a) If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or

(b) If Borrower fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) business days after Borrower receives written notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) business day period or cannot after diligent attempts by Borrower be cured within such ten (10) business day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, so long as Borrower continues to attempt to cure such default with reasonable diligence, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

8.3 Intentionally Omitted.

8.4 Attachment. If any material portion of Borrower’s and/or its Subsidiaries assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within five (5) days, or if Borrower and/or its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s and/or its Subsidiaries assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s and/or its Subsidiaries assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within five (5) days after Borrower and/or its Subsidiaries receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower and/or its Subsidiaries (provided that no Credit Extensions will be made during such cure period);

8.5 Insolvency. If Borrower and/or its Subsidiaries becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower and/or its Subsidiaries, or if an Insolvency Proceeding is commenced against Borrower and/or its Subsidiaries and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.6 Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower and/or its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that would reasonably be expected to have a Material Adverse Effect;

8.7 Subordinated Debt. If Borrower and/or its Subsidiaries makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

8.8 Judgments; Settlements. If one or more (a) judgments, orders, decrees or arbitration awards requiring the Borrower and/or its Subsidiaries to pay an aggregate amount of One Hundred Thousand Dollars ($100,000) or greater shall be rendered against Borrower and/or its Subsidiaries and the same shall not have been vacated or stayed within ten (10) days thereafter (provided that no Credit Extensions will be made prior to such matter being vacated or stayed); or (b) settlements is agreed upon by Borrower and/or its Subsidiaries for the payment by Borrower and/or its Subsidiaries of an aggregate amount of One Hundred Thousand Dollars ($100,000) or greater or that could reasonably be expected to have a Material Adverse Effect.

8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

8.10 Guaranty. If any guaranty of all or a portion of the Obligations (a “Guaranty”) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.9 occur with respect to any guarantor.

9. BANK’S RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 (insolvency), all Obligations shall become immediately due and payable without any action by Bank);

(b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(d) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may reasonably designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(e) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights udder all licenses and all franchise agreements shall inure to Bank’s benefit;

(g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrower shall be credited with the proceeds of the sale;

(h) Bank may credit bid and purchase at any public sale;

(i) Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of Borrower, any guarantor or any other Person liable for any of the Obligations; and

(j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

9.2 Power of Attorney.

Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (1) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clause (g) above, regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.

9.3 Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Growth Capital Line as Bank reasonably deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5 Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6 No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against Borrower. Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

9.7 Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

9.8 Demand; Protest. Except as otherwise provided in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

10. NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by facsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	AUGMEDIX, INC. 1161 Mission Street, Suite 210 San Francisco, CA 94103 Attn: Ian Shakil, CEO FAX: (___) _____________

If to Bank:	Comerica Bank M/C 7578 39200 Six Mile Rd. Livonia, MI 48152 Attn: National Documentation Services

with a copy to:	Comerica Bank 250 Lytton Ave, 3rd Floor [*] Attn: [*] FAX: [*]

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the State and Federal courts located in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12. REFERENCE PROVISION.

12.1 In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.2 With the exception of the items specified in Section 12.3, below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).

12.3 The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of selfhelp remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

12.4 The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

12.5 The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

12.6 The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.7 Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.8 The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.9 If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.10 THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

13. GENERAL PROVISIONS.

13.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

13.2 Indemnification. BORROWER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS BANK AND ITS OFFICERS, EMPLOYEES, AND AGENTS AGAINST: (A) ALL OBLIGATIONS, DEMANDS, CLAIMS, AND LIABILITIES CLAIMED OR ASSERTED BY ANY OTHER PARTY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE LOAN DOCUMENTS; AND (B) ALL LOSSES OR BANK EXPENSES IN ANY WAY SUFFERED, INCURRED, OR PAID BY BANK, ITS OFFICERS, EMPLOYEES AND AGENTS AS A RESULT OF OR IN ANY WAY ARISING OUT OF, FOLLOWING, OR CONSEQUENTIAL TO TRANSACTIONS BETWEEN BANK AND BORROWER WHETHER UNDER THIS AGREEMENT, OR OTHERWISE (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS FEES AND EXPENSES), EXCEPT FOR LOSSES CAUSED BY BANK’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

13.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

13.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.5 Amendments in Writing, Integration; Entire Agreement. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing signed by the parties. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents. This Agreement and the other Loan Documents (including the Pricing Addendum) together constitute the entire agreement and understanding of the parties with respect to the subject matter hereof. In the event of any conflict or inconsistency between this Agreement and the Pricing Addendum, the provisions of the Pricing Addendum shall govern and prevail.

13.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

13.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make any Credit Extension to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

13.8 Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the parent, subsidiaries, or Affiliates and service providers of Bank, (ii) to prospective transferees, participants, or purchasers of any interest in the Obligations, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order of a governmental agency, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) to Bank’s accountants, auditors and regulators, and (vi) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information or has a duty to Borrower not to disclose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

AUGMEDIX, INC

By:	/s/ Ian Shakil
Name:	Ian Shakil
Title:	CEO

COMERICA BANK

By:	/s/ Kevin Zeidan
Name:	Kevin Zeidan
Title:	SVP

EXHIBIT A

DEFINITIONS

“Accounts” mean all presently existing and hereafter arising accounts, contract rights, payment intangibles and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Authorized Officers” means the officers of Borrower listed in the Borrowing Resolutions as authorized to request Credit Extensions.

“Bank Expenses” mean all costs or expenses of Bank, or any other holder or owner of the Loan Documents (including, without limit, court costs, legal expenses and reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel, whether or not suit is instituted, and, if suit is instituted, whether at trial court level, appellate court level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in connection with the preparation, negotiation, execution, delivery, amendment, administration, and performance, or incurred in collecting, attempting to collect under the Loan Documents or the Obligations, or incurred in defending the Loan Documents, or incurred in any other matter or proceeding relating to the Loan Documents or the Obligations; and reasonable Collateral audit fees.

“Board of Directors” means the Board of Directors of Borrower.

“Borrower State” means Delaware, the state under whose laws Borrower is organized.

“Borrower’s Books” mean all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Resolutions” means an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents in the form attached hereto.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Cash” means unrestricted cash and cash equivalents.

“Change in Control” shall mean any transaction or series of related transactions in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of Equity Interests then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code as amended or supplemented from time to time.

“Collateral” means the property described on Exhibit B attached hereto and all Negotiable Collateral to the extent not described on Exhibit B, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, or (iii) constitutes the Equity Interests of a controlled foreign corporation (as defined in the IRC), in excess of sixty-five percent (65%) of the voting power of all classes of Equity Interests of such controlled foreign corporations entitled to vote.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by Bank in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyrights” mean any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Credit Extension” means each Growth Capital Advance or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

“Dollars” mean lawful money of the United States.

“Environmental Laws” mean all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States provided, however, that when used with reference to any unaudited financial statements of Borrower, the term GAAP shall be subject to the exceptions that the unaudited financial statements (i) do not contain the notes to financial statements required under GAAP; or (ii) are subject to year-end audit adjustments.

“Growth Capital Advance(s)” means a cash advance or cash advances under the Growth Capital Line,

“Growth Capital Line” means a Credit Extension of up to Three Million Five Hundred Thousand Dollars ($3,500,000).

“Growth Capital Maturity Date” means June 11, 2019.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means any Copyrights, Patents, Trademarks, servicemarks and applications therefor, now owned or hereafter acquired, or any claims for damages by way of any past, present and future infringement of any of the foregoing.

“Inventory” means all present and future inventory in which Borrower has any interest.

“Investment” means any beneficial ownership (including Equity Interests) of any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” mean, collectively, this Agreement, the Pricing Addendum, any guaranty, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means (i) a material adverse change in Borrower’s business or financial condition, or (ii) a material impairment in the prospect of repayment of all or any portion of the Obligations or in otherwise performing Borrower’s obligations under the Loan Documents, (iii) a material impairment in the perfection, value or priority of Bank’s security interests in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” mean all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise but excluding any Warrants.

“Patents” mean all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Periodic Payments” mean all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

”Permitted Indebtedness” mean:

(a)	Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)	Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)	Indebtedness not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d)	Subordinated Debt;

(e)	Indebtedness to trade creditors incurred in the ordinary course of business;

(f)	Indebtedness that constitutes a Permitted Investment; and

(g)	Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” mean:

(a)	Investments existing on the Closing Date disclosed in the Schedule;

(b)	(i) Marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Rating Service or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit maturing no more than one (1) year from the date of investment therein, and (iv) Bank’s money market accounts and deposit accounts;

(c)	Repurchases of Equity Interests from former employees, directors, or consultants of Borrower under the terms of applicable equity repurchase agreements (i) in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees, directors or consultants to Borrower regardless of whether an Event of Default exists;

(d)	Investments accepted in connection with Permitted Transfers;

(e)	Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate in any fiscal year;

(f)	Investments not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of Equity Interests of Borrower or its Subsidiaries pursuant to employee equity purchase agreements approved by Borrower’s Board of Directors;

(g)	Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h)	Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary;

(i)	Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year.

“Permitted Liens” mean:

(a)	Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Advances) or arising under this Agreement or the other Loan Documents;

(b)	Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank’s security interests;

(c)	Liens securing Indebtedness not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d)	Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; and

(e)	Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 (attachment) or 8.8 (judgments/settlements); and

(f)	Liens in favor of other financial institutions arising in connection with Borrower’s deposit accounts held at such institutions to secured standard fees for deposit services charged by, but not financing made available by such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts.

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)	Cash in the ordinary course of business, in connection with Permitted Investments;

(b)	Inventory in the ordinary course of business;

(c)	Non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(d)	Worn-out, obsolete, or surplus Equipment;

(e)	Transfers that are explicitly permitted by Section 7; or

(f)	Other assets of Borrower or its Subsidiaries that do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) during any fiscal year.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Pricing Addendum” means that certain Prime Referenced Rate Addendum attached hereto as Exhibit E, dated as of the Closing Date, by and between Borrower and Bank (as the same may be amended and/or restated from time to time).

“Prohibited Territory” means any person or country listed by the Office of Foreign Assets Control of the United States Department of Treasury as to which transactions between a United States Person and that territory are prohibited.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

“Restricted Agreement” is any material license or other material agreement (other than over-the-counter software that is commercially available to the public and “open source” licenses) to which Borrower is a party or under which Borrower is bound (including licenses and agreements under which Borrower is the licensee): (a) that prohibits or otherwise restricts Borrower from assigning to Bank, or granting to Bank a Lien in, Borrower’s interest in such license or agreement, the rights arising thereunder or any other property, or (b) for which a default under or termination of such license or contract could interfere with the Bank’s right to use, license, sell or collect any Collateral or otherwise exercise its rights and remedies with respect to the Collateral under the Loan Documents or applicable law.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“SOS Reports” mean the official reports from the Secretaries of State of each Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the Equity Interests of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

“Trademarks” mean any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“United States” means the United States of America.

“Warrant” means that certain Warrant to Purchase Stock issued on the Closing Date by Borrower to Bank.

DEBTOR	AUGMEDIX, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter; (b) rights held under a lease or license that are not assignable by their terms without the consent of the lessor or licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law); or (c) the Intellectual Property; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of June 11, 2015 include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

EXHIBIT C

TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS
LOAN ADVANCE/PAYDOWN REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., P.S.T.
DEADLINE FOR EQUIPMENT ADVANCES IS 3:00 P.M., P.S.T.**
DEADLINE FOR WIRE TRANSFERS IS 1.30 P.M., P.S.T.
*At month end and the day before a holiday, the cut off time is 1:30 P.M, P.S.T.
**Subject to 3 day advance notice.

TO: Loan Analysis	DATE: _____ TIME:
FAX #: [*]

FROM:	AUGMEDIX, INC.	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
FROM:	Authorized Signer’s Name	The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.

FROM:
	Authorized Signature (Borrower)	Authorized Requester & Phone #
PHONE #:

FROM ACCOUNT #:		Received by (Bank) & Phone #
(please include Note number, if applicable)
TO ACCOUNT #:
(please include Note number, if applicable)		Authorized Signature (Bank)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
Comp. Status: YES NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an advance confirmed by this Loan Advance/Paydown Request Form, including without limitation the representation that Borrower has paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)         YES         NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Amount	$

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 250 Lytton Ave, 3rd Floor Palo Alto, CA 94301 Attn: [*] FAX: [*] Email: [*]

FROM: AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _________________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	YES	NO
Annual Business Plan (on a monthly basis, incl. operating budget)	Annually, within 30 days of board approval	YES	NO
Audit	annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $ ______________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $ ______________	YES	NO

	DESCRIPTION	APPLICABLE

Legal Action > $100,000	Notify promptly upon notice _____________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice _____________	YES	NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice _____________	YES	NO
Cross default with other agreements > $100,000	Notify promptly upon notice _____________	YES	NO
Judgment > $100,000	Notify promptly upon notice _____________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$100,000		YES	NO
Permitted Investments for stock repurchase	<$100,000		YES	NO
Permitted Investments for subsidiaries	<$2,500,000		YES	NO
Permitted Investments for employee loans	<$100,000		YES	NO
Permitted Investments for joint ventures	<$100,000		YES	NO
Permitted Liens for equipment leases	<$100,000		YES	NO
Permitted Transfers	<$100,000		YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

/s/ IAN SHAKIL
Authorized Signer

Name:	IAN SHAKIL
Title:	CEO

EXHIBIT E

[PRICING ADDENDUM — see attached]

SCHEDULE OF EXCEPTIONS

TO LOAN AND SECURITY AGREEMENT

Permitted Indebtedness (Exhibit A)

None.

Permitted Investments (Exhibit A)

None.

Permitted Liens (Exhibit A)

None.

Security Interests (Section 4.1)

None.

Collateral (Section 5.3)

None.

Intellectual Property Collateral)

None.

Prior Names (Section 5.5)

None.

Inventory or Equipment Locations (Section 5.5)

None.

Litigation (Section 5.6)

None.

Subsidiaries (Section 5.10)

None.

Inbound Licenses (Section 5.12)

None.

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION
AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign) One (1) of the following (insert titles only) __________________________ of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $____________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or Instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continues to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or wilt be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, Indenture or other Instrument to which the Corporation is a party or by which it is bound; and that neither the articles of Incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Ian Shakil	CEO	/s/ Ian Shakil
Pelu Tran	President, Chief Customer Officer	/s/ Pelu Tran
George Shakil	CEO	/s/ George Shakil

In Witness Whereof, I have affixed my name as Secretary on June 11, 2015.

/s/ Pelu Tran
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Agreement to Furnish Insurance to Loan and Security Agreement

(Herein called “Bank”)

Borrower(s): AUGMEDIX, INC,

I understand that the Loan and Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide certain insurance policies, including, without limitation, a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of Comerica Bank (the “Bank”) as shown below.

The following minimum insurance must be provided according to the terms of the security documents (together with such other insurance as may be required by the Bank pursuant to the terms of the security documents).

Fire & Extended Coverage

Lender’s Loss Payable Endorsement

I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of June 11, 2015 or earlier.

I understand and agree that if i fall to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender’s Single Interest Insurance or other similar coverage on the property. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender’s Single Interest Insurance shall cover only the Bank’s interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was canceled or expired. I UNDERSTAND THAT LENDER’S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.

CALIFORNIA CIVIL CODE SECTION 2955.5. HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.

Bank Address for Insurance Documents:

Comerica Bank
P.O. Box 863299
Plano, Texas 75086-3299

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

Date: June 11, 2015	OWNER(S) OF COLLATERAL:

AUGMEDIX, INC.

	By:	/s/ Ian Shakil
	Title:	CEO

By:
Title:

INSURANCE VERIFICATION

Date ______________________________	Phone _________________________________

Agents Name _______________________	Person Talked To _________________________

Agents Address _________________________________________________________________________________

Insurance Company _______________________________________________________________________________

Policy Number(s) _________________________________________________________________________________

Effective Dates: From Deductible $ ________________	To: ____________________________________

Comments: ______________________________

COMERICA BANK
Member FDIC

ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Growth Capital)

Name(s): AUGMEDIX, INC.	Date: June 11, 2015

$	credited to deposit account No. [*] when Growth Capital Advances are requested or disbursed to Borrower by cashier’s check or wire transfer

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to ______________

$	to ______________

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ Ian Shakil
Signature	Signature

AUTOMATIC LOAN PAYMENT AUTHORIZATION

Date: June   , 2015

Obligor Name:                 AUGMEDIX, INC.

Obligor Number: ____________________________________ Lender’s Cost Center #: Loan Group Cost Center

Address:                    1161 Mission Street, Suite 210, San Francisco, CA 94103

The undersigned hereby authorizes Comerica Bank (“Bank”) to charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.

☒	Automatic Payment Authorization for all payments on all current and future borrowings, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

☐	Automatic Payment Authorization for all payments on only the specific borrowing identified below, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).

Specific Obligation Number: _________________________________

☐	Automatic Payment Authorization for less than all payments on only the specific borrowing identified below, as and when such payments come due.

Specific Obligation Number: ___________________________________

☐	Principal and Interest payments only

☐	Principal payments only I Interest payments only

☐	SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS

Payment Due Date: Your loan payments will be charged to your account as indicated above on the dates such payments become due (or on a date thereafter when there are available funds) unless that day is a Saturday, Sunday, or Bank holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.

Account to be Charged:

Account No. [*]

Transit No. [*]

Number of lead days to issue billing 1

(Charges to account are withdrawals pursuant to account resolution)

BORROWER:

AUGMEDIX, INC.

By:	/s/ Ian Shakil
Name:	Ian Shakil
Title:	CEO

USA PATRIOT ACT

NOTICE

OF

CUSTOMER IDENTIFICATION

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

DEBTOR	AUGMEDIX, INC.

SECURED PARTY;	COMERICA BANK

EXHIBIT A to UCC Financing Statement

COLLATERAL DESCRIPTION ATTACHMENT TO UCC NATIONAL FINANCING FORM

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof; including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include the Intellectual Property; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of June 11, 2015, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

Prime Reference Rate Addendum
To Loan and Security Agreement

This Prime Reference Rate Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of June 11, 2015, by and between Comerica Bank (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”). This Addendum supplements the terms of the Loan and Security Agreement dated June 11, 2015 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Agreement”).

1. Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

a. “Applicable Margin” means one half of one percent (0.50%) per annum.

b. “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

c. “Change in Law” means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including any risk-based capital guidelines. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation, interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

d. “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

1.	for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the outstanding principal amount of the Obligations and for a period equal to one (1) month;

divided by

2.	1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

e. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

f. “LIBOR Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to Borrower.

g. “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

h. “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

2. Interest Rate Options. Subject to the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

3. Payment of Interest. Accrued and unpaid interest on the unpaid balance of the Obligations outstanding under the Agreement shall be payable monthly, in arrears, on the eleventh (11th) day of each month, until maturity (whether as stated herein, by acceleration, or otherwise). In the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing hereunder shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the applicable interest rate as a result of any change in the Prime Referenced Rate on the date of each such change.

4. Bank’s Records. The amount and date of each advance under the Agreement, its applicable interest rate, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof.

5. Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise applicable interest rate hereunder, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law.

6. Prepayment. Borrower may prepay all or part of the outstanding balance of any Obligations at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion.

7. Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a. If any Change in Law shall: (a) subject Bank to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank’s principal executive office or LIBOR Lending Office is located); or (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on Bank or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by Bank to be material, then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

b. In the event that any Change in Law affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as arc sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to maintaining any Obligations. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error.

8. Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

9. Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK		AUGMEDIX, INC.

By:	/s/ Kevin Zeidan	By:	/s/ Ian Shakil
Name:	Kevin Zeidan	Name:	Ian Shakil
Title:	SVP	Its:	CEO

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of February 14, 2017, by and between COMERICA BANK (“Bank”) and AUGMEDIX, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Any references in the Agreement to “Payment/Advance Form” shall hereby mean and refer to the “Loan Advance/Paydown Request”.

2. Any references in the Agreement to “Exhibit C” shall hereby mean and refer to “Exhibit A attached to the Pricing Addendum.”

3. The following defined term in Section 1.1 of the Agreement hereby is amended and restated as follows:

“Bank Expenses” mean all costs or expenses of Bank, or any other holder or owner of the Loan Documents (including, without limit, court costs, legal expenses and reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel, whether or not suit is instituted, and, if suit is instituted, whether at trial court level, appellate court level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in connection with the preparation, negotiation, execution, delivery, amendment, administration, and performance, or incurred in collecting, attempting to collect under the Loan Documents or the Obligations, or incurred in defending the Loan Documents, or incurred in any other matter or proceeding relating to the Loan Documents or the Obligations; and reasonable Collateral audit fees.

4. Section 2.1(b)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances were to be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on January 11, 2017, and continuing on the same day of each month thereafter until paid in full; provided, however, Borrower and Bank hereby acknowledge that Bank agreed to abate the principal portion of the Growth Capital Advance payments due on January 11, 2017, February 11, 2017 and March 11, 2017 and that the balance of the Growth Capital Advances shall thereafter be payable in twenty seven (27) equal monthly installments of principal, plus all accrued interest, beginning on April 11, 2017, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.”

5. Exhibit C to the Agreement is hereby deleted in its entirety.

6. Exhibit F to the Agreement is hereby replaced with Exhibit F attached hereto.

7. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an Amended and Restated Prime Referenced Rate Addendum to Loan and Security Agreement, duly executed by Borrower;

(d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Ian Shakil
Title:	CEO & Co-Founder

COMERICA BANK

By:	/s/ Kevin Zeidan
Title:	SVP

[Signature Page to First Amendment to Loan & Security Agreement]

EXHIBIT F

[PRICING ADDENDUM – see attached]

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION
AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (Insert number required to sign) One (1) of the following (insert titles only) _____________________________of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $_____________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, Instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their Individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Pelu Tran	President, Chief Executive Officer	/s/ Pelu Tran

Ian Shakil	CEO	/s/ Ian Shakil

In Witness Whereof, I have affixed my name as Secretary on February 14, 2017.	/s/ Pelu Tran
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Amended and Restated Prime Referenced Rate Addendum To
Loan and Security Agreement

This Amended and Restated Prime Referenced Rate Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of February 14, 2017, by and between Comerica Bank (“Bank”) and AUGMEDIX, INC. (“Borrower”). This Addendum supplements the terms of the Loan and Security Agreement dated June 11, 2015 (as the same may be amended, modified, supplemented, extended or restated from time to time, included without limitation, by that certain First Amendment to Loan and Security Agreement dated as of the date hereof, collectively, the “Agreement”) and amends and restates, in its entirety, that certain Prime Referenced Rate Addendum to Loan and Security Agreement dated as of June 11, 2015.

1. Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

a. “Advance” means a borrowing requested by the Borrower and made by Bank under the Agreement.

b. “Applicable Margin” means one half of one percentage point (0.50%) per annum.

c. “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

d. “Change in Law” means the occurrence, after the date hereof, of any of the following: (i) the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not applicable to Bank on such date, or (ii) any change in interpretation, administration or implementation thereof of any such law, treaty, rule or regulation by any Governmental Authority, or (iii) the issuance, making or implementation by any Governmental Authority of any interpretation, administration, request, regulation, guideline, or directive (whether or not having the force of law), including without limitation, any risk-based capital guidelines or any interpretation, administration, request, regulation, guideline, or directive relating to liquidity. For purposes of this definition, (x) a change in law, treaty, rule, regulation, interpretation, administration or implementation shall include, without limitation, any change made or which becomes effective on the basis of a law, treaty, rule, regulation, interpretation administration or implementation then in force, the effective date of which change is delayed by the terms of such law, treaty, rule, regulation; interpretation, administration or implementation, and (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203, H.R. 4173) and all requests, rules, regulations, guidelines, interpretations or directives promulgated thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or promulgated, whether before or after the date hereof, and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall each be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

e. “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1)	for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service at or about 11:00 a.m. (London, England time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the applicable principal amount of Obligations hereunder which is to bear interest on the basis of the Daily Adjusting LIBOR Rate and for a period equal to one (1) month;

divided by

(2)	1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

provided, however, and notwithstanding anything to the contrary set forth in the Agreement, if at any time the Daily Adjusting LIBOR Rate determined as provided above would be less than zero percent (0%) then the Daily Adjusting LIBOR Rate shall be deemed to be zero percent (0%) per annum for all purposes of the Agreement (the “Daily Adjusting LIBOR 0% Floor”), except for any portion of any outstanding Advance(s) hereunder or any principal Obligations outstanding under this Agreement which at any such time is/are subject to any Specified Hedging Agreement, in which case the Daily Adjusting LIBOR Rate for such portion of such Advance(s) and Obligations shall be determined without giving effect to the Daily Adjusting LIBOR 0% Floor. Each calculation by Bank of the Daily Adjusting LIBOR Rate shall be conclusive and binding for all purposes, absent manifest error.

f. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supranational bodies such as the European Union or the European Central Bank).

g. “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

h. “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

i. “Request for Advance” means a Loan Advance/Paydown Request Form issued by the Borrower under the Agreement in the form annexed to this Addendum as Exhibit A.

j. “Specified Hedging Agreement” means any agreement or other documentation between the Borrower (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the Daily Adjusting LIBOR Rate, for the purposes of such interest rate swap (e.g., determines the floating amount by using the “negative interest method” rather than the “zero interest rate method” in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).

2. Interest Rate Options. Subject to the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime Referenced Rate plus the Applicable Margin.

3. Payment of Interest. Accrued and unpaid interest on the unpaid principal balance of the Obligations outstanding under the Agreement shall be payable monthly, in arrears, on the eleventh (11th) day of each month, from the date made until the same is paid in full (whether in accordance with the terms hereof, by acceleration, or otherwise). In the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing hereunder shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the applicable interest rate as a result of any change in the Prime Referenced Rate on the date of each such change.

4. Bank’s Records. The amount and date of each advance under the Agreement, its applicable interest rate, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrower of its obligations to repay Bank all amounts payable by Borrower to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof.

5. Selection/Conversion of Interest Rate Options.

a. Borrower may request an Advance hereunder either (i) upon the delivery to Bank of a written Request for Advance duly completed and executed by Borrower (as herein provided) or, (ii) to the extent applicable, pursuant to a request submitted through Bank’s Loan Management System (each a “Request”), in each case, subject to the terms and conditions set forth in the Agreement.

b. In the event that Borrower is unable to request Advances hereunder through the Bank’s Loan Management System, Advances hereunder may be requested by delivery or submission to Bank by hand delivery, first class mail, overnight courier, facsimile, email or other means of delivery acceptable to Bank, of a written Request duly completed and executed by Borrower. Advances hereunder may be requested in Borrower’s discretion by telephonic notice to Bank. Any Advance requested by telephonic notice shall be confirmed by Borrower that same day by submission to Bank of a written Request, as provided herein. Borrower acknowledge(s) that if Bank makes an Advance based on a request made by telephone, facsimile, email or other means of delivery (other than by hand delivery, first class mail or overnight courier), it shall be for Borrower’s convenience and all risks involved in the use of any such procedure shall be borne by Borrower, and Borrower expressly agree(s) to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone, facsimile, email or any such other means of delivery. In the event that Borrower elect(s) to request Advances by telephonic notice, facsimile, email or other means of delivery acceptable to Bank, Borrower acknowledge(s) and agree(s) that Bank may impose or require such verification, authentication and other procedures as Bank may require from time to time.

6. Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise applicable interest rate hereunder, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law. THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

7. Prepayment. Borrower may prepay all or part of the outstanding balance of any Obligations at any time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion.

8. Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a. If any Change in Law shall: (a) subject Bank to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank imposed by the jurisdiction in which Bank’s principal executive office is located); or (b) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank, or shall impose on Bank or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by Bank to he material, then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

b. In the event that any Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital or liquidity is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such obligations or the maintaining of such Obligations to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy and liquidity), then Borrower shall pay to Bank, within fifteen (15) days of Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and/or liquidity and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to maintaining any Obligations. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrower, shall be conclusive and binding for all purposes absent manifest error.

9. Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

10. Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK		AUGMEDIX, INC.

By:	/s/ Kevin Zeidan	By:	/s/ Ian shakil
Name:	Kevin Zeidan	Name:	Ian shakil
Title:	SVP	Title:	CEO & Co-Founder

[Signature Page to Amended and Restated Prime Referenced Rate Addendum]

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 11, 2017, by and between COMERICA BANK (“Bank”) and AUGMEDIX., INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 2.1(b)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances shall be payable in [twenty seven (27)] equal monthly installments of principal, plus all accrued interest, beginning on August 11, 2017, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.”

2. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Ian Shakil
Title:	CEO

COMERICA BANK

By:	/s/ Kevin Zeidan
Title:	SVP

[Signature Page to Second Amendment to Loan & Security Agreement]

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of July 28, 2017, by and between COMERICA BANK (“Bank”) and AUGMEDIX, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017 and by that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Gross Margin” means gross margin determined in accordance with GAAP.

“Growth Capital Line” means a Credit Extension of up to Three Million Five Hundred Thousand Dollars ($3,500,000); provided however, if Borrower provides evidence to Bank that it has achieved (i) Net Revenue of at least One Million Three Hundred Ninety Thousand Dollars ($1,390,000) for the quarter ending June 30, 2017 and (ii) either (a) Gross Margin of at least ten percent (10%) for any calendar month ending on or prior to September 30,2017 or (b) trailing three-month average Gross Margin over ten percent (10%) on or prior to December 11, 2017, the Growth Capital Line shall automatically be increased to Five Million Dollars ($5,000,000) thereafter.

“Growth Capital Maturity Date” means December 11, 2019.

“Intercompany Payable” means any transfer of funds by Borrower to its Subsidiaries as reimbursement for operational expenses incurred by such Subsidiaries in the ordinary course of business.”

“Net Revenue” means net revenue determined in accordance with GAAP, excluding returns and credits.

“Permitted Investments” mean:

(a) Investments existing on the Closing Date disclosed in the Schedule;

(b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Rating Service or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit maturing no more than one (1) year from the date of investment therein, and (iv) Bank’s money market accounts and deposit accounts;

(c) Repurchases of Equity Interests from former employees, directors, or consultants of Borrower under the terms of applicable equity repurchase agreements (i) in an aggregate amount not to exceed Two Hundred Thousand Dollars ($200,000) in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees, directors or consultants to Borrower regardless of whether an Event of Default exists;

(d) Investments accepted in connection with Permitted Transfers;

(e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year, and which total shall not include Intercompany Payables;

(f) Investments not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of Equity Interests of Borrower or its Subsidiaries pursuant to employee equity purchase agreements approved by Borrower’s Board of Directors;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary;

(i) Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year;

(j) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business, not to exceed One Hundred Thousand Dollars (100,000) at any given time; and

(k) Investments consisting of Intercompany Payables.

2. Clause (c) of the definition of “Permitted Indebtedness” in Section 1.1 of the Agreement is hereby amended and restated as follows:

“(c) Indebtedness not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;”

3. Clause (c) of the definition of “Permitted Liens” in Section 1.1 of the Agreement is hereby amended and restated as follows:

“(c) Liens securing Indebtedness not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;”

4. Clause (f) of the definition of “Permitted Transfer” in Section 1.1 of the Agreement is hereby amended and restated as follows:

“(f) Other assets of Borrower or its Subsidiaries that do not in the aggregate exceed Two Hundred Thousand Dollars ($200,000) during any fiscal year.”

5. Sections 2.1(b)(i) and (ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(i) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Growth Capital Advances to Borrower. Borrower may request Growth Capital Advances from the Closing Date through December 11, 2017. The aggregate amount of Growth Capital Advances shall not exceed the Growth Capital Line.

(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances shall be payable in twenty four (24) equal monthly installments of principal, plus all accrued interest, beginning on January 11, 2018, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.”

6. Section 6.2(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) as soon as available, but in any event within one hundred eighty (180) days after the end of Borrower’s fiscal year (or two hundred ten (210) days after the end of Borrower’s 2016 fiscal year), the audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; provided however, if Borrower’s board of directors does not require such financial statements to be audited for a certain year, such financial statements for that year may instead be Borrower prepared and no opinion will be required; “

7. New Section 6.2(vii) is hereby added to the Agreement as follows, and existing Section 6.2(vii) is hereby renumbered as Section 6.2(viii):

“(vii) within five (5) days of Bank’s request, a report of all Intercompany Payables paid by Borrower for the preceding thirty (30) day period, along with supporting documentation, if so requested.

8. New Section 6.2(d) is hereby added to the Agreement as follows:

“(d) within thirty (30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s Intellectual Property Collateral, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.”

9. Section 6.8 of the Agreement is hereby amended and restated in its entirety as follows:

“6.8 Registration of Intellectual Property Rights.

(a) Borrower shall (i) give Bank written notice prior to the filing of any applications or registrations of intellectual property rights with the United States Copyright Office and/or with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any, execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by Borrower; (ii) upon the request of Bank, either deliver to Bank or file such documents simultaneously with the filing of any such applications or registrations; (iii) upon filing any such applications or registrations, promptly (unless alternative timing is specified in Section 6.2) provide Bank with a copy of such applications or registrations together with any exhibits, evidence of the filing of any documents requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and the date of such filing.

(b) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the perfection and priority of Bank’s security interest in the Intellectual Property Collateral.

(c) Borrower shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and trade secrets, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

(d) Bank may audit Borrower’s Intellectual Property Collateral to confirm compliance with Section 6.2 and this Section 6.8, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this Section 6.8 to take but which Borrower fails to take, after fifteen (15) days’ notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.”

10. Section 8.8 of the Agreement is hereby amended and restated in its entirety as follows:

“8.8 Judgements; Settlements. If one or more (a) judgements, orders decrees or arbitration awards requiring the Borrower and /or its Subsidiaries to pay an aggregate amount of One Hundred Fifty Thousand Dollars ($150,000) or greater shall be rendered against Borrower and/or its Subsidiaries and the same shall not have been vacated or stayed within ten (10) business days thereafter (provided that no Credit Extensions will be made prior to such matter being vacated or stayed); or (b) settlements is agreed upon by Borrower and/or its Subsidiaries for the payment by Borrower and/or its Subsidiaries of an aggregate amount of One Hundred Fifty Thousand Dollars ($150,000) or greater or that could reasonably be expected to have a Material Adverse Effect.”

11. Exhibit B to the Agreement is hereby replaced with Exhibit B attached hereto.

12. Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

13. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

14. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

15. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, except for those Representations and Warranties which specifically refer to an earlier date or time period, in which case such Representations and Warranties are true and correct in all material respects as of such date or with respect to such time period, and that no Event of Default has occurred and is continuing.

16. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an Intellectual Property Security Agreement;

(d) a Warrant to Purchase Stock;

(e) an Affirmation of Subordination Agreement duly executed by each holder of Subordinated Debt;

(f) all reasonable Bank Expenses incurred through the date of this Amendment; and

(g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

17. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ IAN SHAKIL
Title:	CHIEF EXECUTIVE OFFICER

COMERICA BANK

By:	/s/ Kevin Zeidan
Title:	SVP

[Signature Page to Third Amendment to Loan & Security Agreement]

DEBTOR	AUGMEDIX, INC.

SECURED PARTY:	COMERICA BANK

EXHIBIT B

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Debtor of every kind, whether presently existing or hereafter created or acquired, and wherever located, including but not limited to: (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and (b) any and all cash proceeds and/or noncash proceeds thereof, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

Notwithstanding the foregoing, the Collateral shall not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter; or (b) rights held under a lease or license that are not assignable by their terms without the consent of the lessor or licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law).

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
250 Lytton Ave, 3rd Floor
Palo Alto, CA 94301
Attn: [*]
FAX: [*]
Email: [*]

FROM: AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________________________with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE[1]	YES	NO
Annual Business Plan (on a monthly basis, incl. operating budget)	Annually, within 30 days of board approval	YES	NO
Audit	annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $______________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $______________________	YES	NO

	DESCRIPTION	APPLICABLE

Legal Action > $150,000	Notify promptly upon notice___________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice___________	YES	NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice___________	YES	NO
Cross default with other agreements >$100,000	Notify promptly upon notice___________	YES	NO
Judgment > $150,000	Notify promptly upon notice___________	YES	NO

[1]	Other than for FYE 2016, within 210 days of FYE.

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$200,000	___________	YES	NO
Permitted Investments for stock repurchase	<$200,000	___________	YES	NO
Permitted Investments for subsidiaries	<$200,000	___________	YES	NO
Permitted Investments for employee loans	<$200,000	___________	YES	NO
Permitted Investments for joint ventures	<$200,000	___________	YES	NO
Permitted Liens for equipment leases	<$200,000	___________	YES	NO
Permitted Transfers	<$200,000	___________	YES	NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Augmedix, Inc. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign) _______________________(__) of the following (insert titles only) ________________________________________________of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $___________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary on July 28, 2017.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF
NONE, A SHAREHOLDER
OTHER THAN THE SECRETARY WHEN THE
SECRETARY IS THE SOLE
AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 20, 2018, by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, and that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Exhibit A of the Agreement hereby are added, amended or restated as follows:

“Cash Burn” means an amount equal to the prior month’s ending Cash minus the current month’s ending Cash that has been adjusted for any changes to Cash as a result of borrowings and repayments of borrowings, proceeds from the sale of Equity Interests and the exercise of any options or warrants, paid-in-capital and minority interest, financial debt, equity and/or paid-in-capital and capital expenditures financed under a capital lease.

“EBITDA Burn” means an amount, determined in accordance with GAAP, equal to (a) Borrower’s trailing three (3) month EBITDA, divided by three (3).

The following definitions are utilized in calculating and determining the EBITDA Burn:

“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.

“Consolidated Total Interest Expense” means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by a Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

“EBITDA” means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of the Borrower and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the Borrower’s Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) non-cash expense associated with granting stock options, and minus, to the extent added in computing Consolidated Net Income, and without duplication, all extraordinary and non-recurring revenue and gains (including income tax benefits) for such period, all as determined in accordance with GAAP.

“Fourth Amendment Effective Date” means August 20, 2018.

“Growth Capital Maturity Date” means December 31, 2020.

“Trinity” means TRINITY CAPITAL FUND III, L.P., subordinated creditor under that certain Subordination Agreement, dated as of May 31, 2017.

2. Section 2.1(b)(ii) of the Agreement hereby is amended and restated in its entirety as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances shall be payable in eight (8) equal monthly installments of principal in the amount of Thirty Thousand Dollars ($30,000), plus all accrued interest beginning on May 11, 2018 and continuing on the same the same day of each month thereafter through December 11, 2018. The Growth Capital Advances outstanding on December 12, 2018 shall be payable in twenty-four (24) equal monthly installments of principal, plus all accrued interest beginning on January 11, 2019 and continuing on the same day of each month thereafter through the Growth Capital Maturity Date, at which time all Growth Capital Advances under this Section 2.1(b) shall be immediately due and payable. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium. Bank hereby agrees that (x) on the Fourth Amendment Effective Date Bank shall refund previously debited principal payments in an amount equal to Two Hundred Fifty-Two Thousand Dollars ($252,000) and (y) on the date Borrower achieves Equity Milestone I Bank shall refund previously debited principal payments in an amount equal to Two Hundred Fifty-Two Thousand Dollars ($252,000).”

3. Section 6.7 of the Agreement hereby is amended and restated in its entirety as follows:

“6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

(a) Minimum Cash. A balance of unrestricted cash at Bank of not less than the greatest of (i) (x) from the Fourth Amendment Effective Date through March 30, 2019, One Million Dollars ($1,000,000) and (y) at all times after March 30, 2019, Two Million Dollars ($2,000,000), (ii) the amount of cash required for Borrower to fulfill its payroll requirements for two consecutive pay periods, as determined by Bank in its sole discretion, or (iii) an amount equal to one half of the Cash Burn measured as of the most recently ended month, each as determined by Bank in its sole but reasonable discretion.

(b) EBITDA. EBITDA, measured on a monthly basis, which shall not exceed the amounts set forth below for the corresponding measuring dates, which are based on Borrower’s approved financial projections delivered to Bank:

Measuring Period End Date	Maximum EBITDA (in thousands of dollars)
August 31, 2018	(1,854)
September 30, 2018	(1,914)
October 31, 2018	(1,832)
November 30, 2018	(1,840)
December 31, 2018	(2,321)
January 31, 2019	(2,089)
February 28, 2019	(1,886)
March 31, 2019	(2,044)
April 30, 2019	(1,936)
May 31, 2019	(2,023)
June 30, 2019	(2,056)
July 31, 2019	(1,997)
August 31, 2019	(1,803)
September 30, 2019	(1,902)
October 31, 2019	(1,594)
November 30, 2019	(1,541)
December 31, 2019	(2,278)

The required EBITDA levels for the measuring periods ending after December 31, 2019, shall be reset upon mutual agreement of the parties based on the Board approved projections delivered to Bank in accordance with Section 6.2(vi) hereof. The new covenant levels shall be documented in an amendment to this Agreement to be entered into on or prior to January 15, 2020. Borrowers’ failure to enter into the amendment to this Agreement to reset such covenant levels shall be an immediate and non-curable Event of Default hereunder.

(c) Equity Milestones. Borrower deliver evidence, satisfactory to Bank in its sole discretion, that Borrower has, (i) after the Fourth Amendment Effective Date, but on or prior to August 31, 2018, received at least Two Million Nine Hundred Thousand Dollars ($2,900,000) of net cash proceeds from the sale of Borrower’s equity securities to investors and on terms and conditions reasonably acceptable to Bank (“Equity Milestone I”), and (ii) after the Fourth Amendment Effective Date, but on or prior to October 15, 2018, received at least Seven Million One Thousand Dollars ($7,100,000) of net cash proceeds from the sale of Borrower’s equity securities to investors and on terms and conditions reasonably acceptable to Bank (“Equity Milestone II”), which shall be in addition to, and not including, the Two Million Nine Hundred Thousand Dollars ($2,900,000) received in in connection with Equity Milestone I.”

4. Exhibit D to the Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an amendment fee in the amount of Twenty-Five Thousand Dollars ($25,000), which may be debited from any of Borrower’s accounts;

(d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

(e) Borrower’s delivery of evidence, satisfactory to Bank in its reasonable discretion, that Trinity has extended the interest-only period on Borrower’s Subordinated Debt held with Trinity and subject to that certain Subordination Agreement, dated as of May 31, 2017;

(f) an Affirmation of Subordination Agreement duly executed by Trinity; and

(g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Manny Krakaris
Name:	Manny Krakaris
Title:	CEO

COMERICA BANK

By:
Name:
Title:

[Signature Page to Fourth Amendment to Loan & Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Loan Analysis Department
333 W. Santa Clara Street
San Jose, CA 95113-1713
[*]
[*]
[*]
[*]

FROM: AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ____________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Company Prepared Monthly F/S	Monthly, within 30 days	☐ YES ☐ NO

Compliance Certificate	Monthly, within 30 days	☐ YES ☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating budget)	Annually, within 30 days of board approval	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
Audit	Annually	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO

This section only to be required and filled out if Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	☐ YES ☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES ☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Cross default with other agreements >$100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Judgments; Settlements > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash	(i) (x) through March 30, 2019, $1,000,000 and (y) after March 30, 2019, $2,000,000, (ii) 2 weeks of payroll, or (iii) half of monthly	$____________	☐ YES ☐ NO
Cash Burn
EBITDA Burn	See Section 6.7(b)	$____________	☐ YES ☐ NO
Equity Milestone I	$2,900,000 in raised equity on or prior to 8/31/2018	$____________	☐ YES ☐ NO
Equity Milestone II	$7,100,000 in raised equity on or prior to 10/15/2018	$____________	☐ YES ☐ NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for stock repurchase	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for subsidiaries	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for employee loans	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for joint ventures	<$200,000	_______________________	☐ YES ☐ NO
Permitted Liens for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Transfers	<$200,000	_______________________	☐ YES ☐ NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign)________________________ (___) of the following (insert titles only) ______________________________________________ of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $______________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary on August 20, 2018.

Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

DEFAULT WAIVER AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Default Waiver and Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 6, 2018 (the “Fifth Amendment Effective Date”), by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, and that certain Fourth Amendment to Loan and Security Agreement dated as of August 20, 2018, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Additionally, Borrower is currently in default under Section 6.7(c) of the Agreement (as in effect prior to the date hereof) due to Borrower’s failure to consummate Equity Milestone I (as defined in the Agreement prior to the date hereof) (the “Existing Default”).

NOW, THEREFORE, the parties agree as follows:

1. Subsection (y) of Section 2.1(b)(ii) of the Agreement hereby is amended and restated in its entirety as follows:

“(y) on the date Borrower achieves the Equity Milestone, Bank shall return previously debited principal payments in an amount equal to Two Hundred Fifty-Two Thousand Dollars ($252,000).”

2. Section 6.7(c) of the Agreement is hereby amended and restated in its entirety as follows:

“(c) Equity Milestone. Borrower shall deliver evidence, satisfactory to Bank in its sole discretion, that Borrower has, after the Fifth Amendment Effective Date, but on or prior to October 15, 2018, received at least Seven Million Five Hundred Fifty Thousand Dollars ($7,550,000) of net cash proceeds from the sale of Borrower’s equity securities to investors and on terms and conditions reasonably acceptable to Bank (the “Equity Milestone”). For the avoidance of doubt cash proceeds received by Borrower from the sale of its equity securities to Orbimed on or about the Fifth Amendment Effective Date shall not be included as part of the Equity Milestone.”

3. Exhibit D to the Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

4. Borrower hereby acknowledges and Bank hereby waives the Existing Default (the “Default Waiver”).

5. Waiver of Notice and Cure. Borrower acknowledges that an Event of Default has occurred under the Agreement that, but for the Default Waiver, would have entitled Bank to exercise all the remedies available to Bank under the Agreement and applicable law. Borrower waives all notices of default and rights to cure that are otherwise provided in the Agreement or applicable law, including, but not limited to, rights to notice and redemption under California Uniform Commercial Code sections 9611, 9620 and 9623. Borrower further waives any claim that a sale or other disposition by Bank of the Collateral is not commercially reasonable because Bank disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like.

6. Release.

6.1 Borrower acknowledges that Bank would not enter into this Agreement, including the Default Waiver, without Borrower’s assurance hereunder. Except for the obligations arising hereafter under the Agreement, Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which Borrower now has against Bank of any nature, including any claims that Borrower, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.

6.2 Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

6.3 The provisions, waivers and releases set forth in this section are binding upon Borrower and Borrower’s shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.

6.4 Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and Borrower has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

6.5 The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.

7. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the Existing Default) has occurred and is continuing.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an Affirmation of Subordination Agreement, duly executed by each holder of Subordinated Debt;

(c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d) evidence that Orbimed has funded at least Seven Hundred Ninety Three Thousand Dollars ($793,000) of cash proceeds into Borrower’s accounts at Bank from the sale of Borrower’s equity securities to Orbimed;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Manny Krakaris
Name:	Manny Krakaris
Title:	CEO

COMERICA BANK

By:	/s/ John Beretti
Name:	John Beretti
Title:	SVP

[Signature Page to Default Waiver and Fifth Amendment to Loan & Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Loan Analysis Department 333 W. Santa Clara Street San Jose, CA 95113-1713 [*] [*] [*] [*]

FROM:	AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC, (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending __________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Company Prepared Monthly F/S	Monthly, within 30 days	☐ YES ☐ NO

Compliance Certificate	Monthly, within 30 days	☐ YES ☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating budget)	Annually, within 30 days of board approval	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
Audit	Annually	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO

This section only to be required and filled out if Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	☐ YES ☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES ☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Cross default with other agreements >$100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Judgments; Settlements > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash	(i) (x) through March 30, 2019, $1,000,000 and (y) after March 30, 2019, $2,000,000, (ii) 2 weeks of payroll, or (iii) half of monthly	$____________	☐ YES ☐ NO
Cash Burn
EBITDA Burn	See Section 6.7(b)	$____________	☐ YES ☐ NO
Equity Milestone I	$2,900,000 in raised equity on or prior to 8/31/2018	$____________	☐ YES ☐ NO
Equity Milestone II	$7,100,000 in raised equity on or prior to 10/15/2018	$____________	☐ YES ☐ NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for stock repurchase	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for subsidiaries	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for employee loans	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for joint ventures	<$200,000	_______________________	☐ YES ☐ NO
Permitted Liens for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Transfers	<$200,000	_______________________	☐ YES ☐ NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign) ONE (1) of the following (insert titles only) ____________________________________________ of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $___________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or Instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(d)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver In form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or In favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and affect and binding upon the Corporation.

6,	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format ("pdf"), or tagged image file format ("tiff") or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW

NAME (Type or Print)	TITLE	SIGNATURE

Manny krakaris	CEO	/s/ Manny Krakaris

In Witness Whereof, I have affixed my name as Secretary on September 6, 2018.

/s/ illegible
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

DEFAULT WAIVER AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Default Waiver and Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 12, 2018 (the “Sixth Amendment Effective Date”), by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of August 20, 2018, and that certain Default Waiver and Fifth Amendment to Loan and Security Agreement dated as of September 6, 2018, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Additionally, Borrower is currently in default under Section 6.7(c) of the Agreement (as in effect prior to the date hereof) due to Borrower’s failure to consummate Equity Milestone I (as defined in the Agreement prior to the date hereof) (the “Existing Default”).

NOW, THEREFORE, the parties agree as follows:

1, The following defined term in Exhibit A of the Agreement hereby is added in its entirety as follows:

“Decreased Principal Payment End Date” means (i) December 11, 2018, or (ii) April 11, 2019 if Borrower achieves the Equity Milestone I, or (ii) June 11, 2019 if Borrower achieves the Equity Milestone I and Equity Milestone II.

“Increased Principal Payment Start Date” means the eleventh (11th) day of month immediately following the Decreased Principal Payment End Date.

2. Section 2.1(b)(ii) of the Agreement hereby is amended and restated in its entirety as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances shall be payable in equal monthly installments of principal in the amount of Thirty Thousand Dollars ($30,000), plus all accrued interest beginning on May 11, 2018 and continuing on the same the same day of each month thereafter through the Decreased Principal Payment End Date. The Growth Capital Advances outstanding on the Increased Principal Payment Start Date shall be payable in equal monthly installments of principal in the amount of One Hundred Sixty-Five Thousand Dollars ($165,000), beginning on the Increased Principal Payment Start Date and continuing on the eleventh (11th) day of each month thereafter through the Growth Capital Maturity Date, at which time all Growth Capital Advances and accrued and unpaid interest under this Section 2.1(b) shall be ‘immediately due and payable. Growth Capital Advances, once repaid. may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium. Subsections (x) and (y) of the foregoing as in effect prior to the Sixth Amendment Effective Date have been intentionally omitted,”

3. Section 6.7(c) of the Agreement is hereby amended and restated in its entirety as follows:

“(c) Equity Milestones.

(i) Equity Milestone I. Borrower shall deliver evidence, satisfactory to Bank in its sole discretion, that Borrower has, after the Sixth Amendment Effective Date, but on or prior to October 15, 2018, received at least Eleven Million Dollars ($11,000,000) of net cash proceeds from the sale of Borrower’s equity securities to investors and on terms and conditions reasonably acceptable to Bank (“Equity Milestone I”).

(ii) Equity Milestone II. Borrower shall deliver evidence, satisfactory to Bank in its sole discretion, that Borrower has, after the Sixth Amendment Effective Date, but on or prior to April 11, 2019, received at least Four Million Dollars ($4,000,000) of net cash proceeds (in addition to and not including amounts received in connection with Equity Milestone I) from the sale of Borrower’s equity securities to investors and on terms and conditions reasonably acceptable to Bank (“Equity Milestone II”).”

4. Exhibit D to the Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

5. Borrower hereby acknowledges and Bank hereby waives the Existing Default upon Borrower’s achievement of Equity Milestone I (the “Default Waiver”).

6. Waiver of Notice and Cure. Borrower acknowledges that an Event of Default has occurred under the Agreement that, but for the Default Waiver, would have entitled Bank to exercise all the remedies available to Bank under the Agreement and applicable law, Borrower waives all notices of default and rights to cure that are otherwise provided in the Agreement or applicable law, including, but not limited to, rights to notice and redemption under California Uniform Commercial Code sections 9611, 9620 and 9623. Borrower further waives any claim that a sale or other disposition by Bank of the Collateral is not commercially reasonable because Bank disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like.

7. Release.

7.1 Borrower acknowledges that Bank would not enter into this Agreement, including the Default Waiver, without Borrower’s assurance hereunder. Except for the obligations arising hereafter under the Agreement, Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which Borrower now has against Bank of any nature, including any claims that Borrower, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.

7.2 Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

7.3 The provisions, waivers and releases set forth in this section are binding upon Borrower and Borrower’s shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.

7.4 Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and Borrower has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

7.5 The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.

8. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any, provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the Existing Default) has occurred and is continuing.

11. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an Affirmation of Subordination Agreement, duly executed by each holder of Subordinated Debt;

(c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d) evidence, satisfactory to Bank in its sole discretion, that Trinity has extended the interest-only period for the Subordinated Debt until July 1, 2019;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

(f) and such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Manny Krakaris
Name:	Manny Krakaris
Title:	CEO

COMERICA BANK

By:	/s/ John Beretti
Name:	John Beretti
Title:	SVP

[Signature Page to Default Waiver and Sixth Amendment to Loan & Security Agreement]

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign) ONE (1) of the following (insert titles only) CEO of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comercia Bank (the “Bank”), up to an amount not exceeding $___________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or Instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(d)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver In form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or In favor of the Corporation, and to execute and/or deliver unto Bank, In form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (II) make loan payments for and on behalf of the Corporation, and OD execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and It is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and affect and binding upon the Corporation.

6,	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format ("pdf"), or tagged image file format ("tiff") or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Manny Krakaris	CEO	/s/ Manny Krakaris

In Witness Whereof, I have affixed my name as Secretary on October 12, 2018.

/s/ illegible
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Loan Analysis Department 333 W. Santa Clara Street San Jose, CA 95113-1713 [*] [*] [*] [*]

FROM:	AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC, (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending __________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Company Prepared Monthly F/S	Monthly, within 30 days	☐ YES ☐ NO

Compliance Certificate	Monthly, within 30 days	☐ YES ☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating budget)	Annually, within 30 days of board approval	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
Audit	Annually	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO

This section only to be required and filled out if Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	☐ YES ☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES ☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Cross default with other agreements >$100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Judgments; Settlements > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash	(i) (x) through March 30, 2019, $1,000,000 and (y) after March 30, 2019, $2,000,000, (ii) 2 weeks of payroll, or (iii) half of monthly	$____________	☐ YES ☐ NO
Cash Burn
EBITDA Burn	See Section 6.7(b)	$____________	☐ YES ☐ NO
Equity Milestone I	$11,000,000 in raised equity on or prior to 10/15/2018	$____________	☐ YES ☐ NO
Equity Milestone II	$4,000,000 in raised equity on or prior to 4/11/2019	$____________	☐ YES ☐ NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for stock repurchase	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for subsidiaries	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for employee loans	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for joint ventures	<$200,000	_______________________	☐ YES ☐ NO
Permitted Liens for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Transfers	<$200,000	_______________________	☐ YES ☐ NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

DEFAULT WAIVER AND SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Default Waiver and Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 5, 2019 (the “Seventh Amendment Effective Date”), by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of August 20, 2018, that certain Default Waiver and Fifth Amendment to Loan and Security Agreement dated as of September 6, 2018, and that certain Default Waiver and Sixth Amendment to Loan and Security Agreement dated as of October 12, 2018, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Additionally, Borrower is currently in default under Section 6.7(a) of the Agreement (as in effect prior to the date hereof) due to Borrower’s failure to maintain at least Two Million Dollars ($2,000,000) in unrestricted cash at Bank (the “Existing Default”).

NOW, THEREFORE, the parties agree as follows:

1. Section 6.7(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) Minimum Cash. A balance of unrestricted cash at Bank of not less than the greater of (i) (x) from the Seventh Amendment Effective Date through August 9, 2019, One Million Dollars ($1,000,000) and (y) at all times after August 9, 2019, Two Million Dollars ($2,000,000), (ii) the amount of cash required for Borrower to fulfill its payroll requirements for two consecutive pay periods, as determined by Bank in its sole but reasonable discretion, or (iii) an amount equal to one half of the Cash Burn measured as of the most recently ended month, each as determined by Bank in its sole but reasonable discretion.”

2. Section 6.7(c) of the Agreement is hereby amended and restated in its entirety as follows:

“(c) Equity Milestone. Borrower shall deliver evidence, satisfactory to Bank in its sole but reasonable discretion, that Borrower has, after the Seventh Amendment Effective Date, but on or prior to August 9, 2019, received at least Three Million Three Hundred Thousand Dollars ($3,300,000) of net cash proceeds from the sale and issuance of Borrower’s equity securities, or of debt instruments convertible into equity securities of Borrower (the “Equity Milestone”).”

3. Exhibit D to the Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

4. Borrower hereby acknowledges and Bank hereby waives the Existing Default upon Borrower’s achievement of the Equity Milestone (the “Default Waiver”).

5. Waiver of Notice and Cure. Borrower acknowledges that an Event of Default has occurred under the Agreement that, but for the Default Waiver, would have entitled Bank to exercise all the remedies available to Bank under the Agreement and applicable law. Borrower waives, with respect to the Existing Default, all notices of default and rights to cure that are otherwise provided in the Agreement or applicable law, including, but not limited to, rights to notice and redemption under California Uniform Commercial Code sections 9611, 9620 and 9623. Borrower further waives any claim that a sale or other disposition by Bank of the Collateral is not commercially reasonable because Bank disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like.

6. Release.

6.1 Borrower acknowledges that Bank would not enter into this Agreement, including the Default Waiver, without Borrower’s assurance hereunder. Except for the obligations arising hereafter under the Agreement, Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which Borrower now has against Bank of any nature, including any claims that Borrower, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.

6.2 Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

6.3 The provisions, waivers and releases set forth in this section are binding upon Borrower and Borrower’s shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.

6.4 Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and Borrower has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

6.5 The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.

7. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

8. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

9. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except for any Representations and Warranties which expressly refer to an earlier date or time period, which shall be true and correct as of such date or with respect to such time period), and that no Event of Default (other than the Existing Default) has occurred and is continuing.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an Affirmation of Subordination Agreement, duly executed by each holder of Subordinated Debt;

(c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d) a Subordination Agreement, duly executed by each new subordinated creditor;

(e) evidence that Trinity has waived any defaults, including but not limited to any cross-defaults arising from the Events of Default described in the foregoing Amendment;

(f) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ Manny Krakaris
Name:	Manny Krakaris
Title:	CEO

COMERICA BANK

By:
Name:
Title:

[Signature Page to Default Waiver and Seventh Amendment to Loan & Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Loan Analysis Department
333 W. Santa Clara Street
San Jose, CA 95113-1713
[*]
[*]
[*]
[*]

FROM: AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ________________________with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Company Prepared Monthly F/S	Monthly, within 30 days	☐ YES ☐ NO

Compliance Certificate	Monthly, within 30 days	☐ YES ☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating budget)	Annually, within 30 days of board approval	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
CPA Audited, Unqualified F/S	Annually, within 180 days of FYE	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO
Audit	Annually	☐ NOT IN EFFECT THIS PERIOD	☐ YES ☐ NO

This section only to be required and filled out if Public:

10-Q	Quarterly, within 5 days of SEC filing (50 days)	☐ YES ☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES ☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $ _____________	☐ YES ☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Cross default with other agreements >$100,000	Notify promptly upon notice	________________________	☐ YES ☐ NO
Judgments; Settlements > $150,000	Notify promptly upon notice	________________________	☐ YES ☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash	(i) (x) through August 9, 2019, $1,000,000 and (y) after August 9, 2019, $2,000,000, (ii) 2 weeks of payroll, or (iii) half of monthly	$____________	☐ YES ☐ NO
Cash Burn
EBITDA Burn	See Section 6.7(b)	$____________	☐ YES ☐ NO
Equity Milestone	$3,300,000 in raised equity on or prior to 8/9/2019	$____________	☐ YES ☐ NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for stock repurchase	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for subsidiaries	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for employee loans	<$200,000	_______________________	☐ YES ☐ NO
Permitted Investments for joint ventures	<$200,000	_______________________	☐ YES ☐ NO
Permitted Liens for equipment leases	<$200,000	_______________________	☐ YES ☐ NO
Permitted Transfers	<$200,000	_______________________	☐ YES ☐ NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants. no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign) ONE (1) of the following (insert titles only) ______________________________ of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $_____________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Manny Krakaris	CEO	/s/ Manny Krakaris

In Witness Whereof, I have affixed my name as Secretary on August 5, 2019.

/s/ illegible
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 28, 2019, by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of August 20, 2018, that certain Default Waiver and Fifth Amendment to Loan and Security Agreement dated as of September 6, 2018, that certain Default Waiver and Sixth Amendment to Loan and Security Agreement dated as of October 12, 2018, and that certain Default Waiver and Seventh Amendment to Loan and Security Agreement dated as of August 5, 2019, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Exhibit A of the Agreement hereby are added as follows:

“Eighth Amendment Effective Date” means August 28, 2019.

“Pledged Account” means Borrower’s account number 1895278446 held at Bank.

2. The following defined terms in Exhibit A of the Agreement hereby are deleted as follows:

“Decreased Principal Payment End Date”, “Increased Principal Payment Start Date”

3. Section 2.1(b)(ii) of the Agreement hereby is amended and restated in its entirety as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. On the Growth Capital Maturity Date all Growth Capital Advances and accrued and unpaid interest under this Section 2.1(b) shall be immediately due and payable. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.”

4. Section 2.5 of the Agreement hereby is amended and restated in its entirety as follows:

“2.5 Fees and Bank Expenses. Borrower shall pay to Bank the following:

(a) Final Payment Fee. On the earliest to occur of (i) the Growth Capital Maturity Date, (ii) the early termination of this Agreement, or (iii) the acceleration of the Obligations upon an Event of Default, a final payment fee equal to Thirty Thousand Dollars ($30,000); and

(b) Banking Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all reasonable Bank Expenses, as and when they become due.”

5. New Section 4.4 hereby is added to the Agreement to read as follows:

“4.4 Pledge of Account. Borrower hereby assigns, pledges, delivers, and transfers to Bank, and hereby grants to Bank, a continuing first priority security interest in and against all right, title and interest of the following, whether now or hereafter existing or acquired by Borrower, (i) the Pledged Account and general intangibles arising therefrom or relating thereto; and all documents, instruments and agreements evidencing the same; and all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith, and (ii) all proceeds of the foregoing (including whatever is receivable or received when the Pledged Account or proceeds are invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to the Pledged Account, and all rights to payment with respect to any cause of action affecting or relating to the Pledged Account. The Pledged Account shall be under the sole control of Bank and Borrower shall not have access to funds in the Pledged Account. Borrower shall at all times cause the balance in the Pledged Account to be not less than Two Million Dollars ($2,000,000).”

6. Section 6.6 of the Agreement hereby is amended and restated in its entirety as follows:

“6.6 Accounts/Pledged Accounts. Borrower shall maintain its primary operating and investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements). Borrower shall maintain a balance of cash in the Pledged Account of at least Two Million Dollars ($2,000,000) at all times.”

7. Section 6.7(b) of the Agreement hereby is amended and restated in its entirety as follows:

“(b) EBITDA. EBITDA, measured on a quarterly basis, which shall not exceed the amounts set forth below for the corresponding measuring dates, which are based on Borrower’s approved financial projections delivered to Bank:

Measuring Period End Date	Minimum EBITDA (in thousands of dollars)
September 30, 2019	(4,355)
December 31, 2019	(4,069)
March 31, 2020	(3,746)
June 30, 2020	(3,390)
September 30, 2020	(2,960)
December 31, 2020	(2,120)”

8. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, except for any Representations and Warranties which expressly refer to an earlier date or time period (in which case such Representations and Warranties are true and correct in all material respects as of such date or time period), and that no Event of Default has occurred and is continuing.

11. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) an Affirmation of Subordination Agreement, duly executed by each holder of Subordinated Debt;

(d) delivery of evidence, satisfactory to Bank in its sole reasonable discretion, that Borrower has, after the Eighth Amendment Effective Date, received at least Fifteen Million Dollars ($14,700,000) of net cash proceeds from the sale and issuance of Borrower’s equity securities;

(e) delivery of evidence, satisfactory to Bank in its sole reasonable discretion, that the Pledged Account has a balance not less than Two Million Dollars ($2,000,000);

(f) delivery of evidence, satisfactory to Bank in its sole reasonable discretion, that Trinity has deferred all principal payments under the Subordinated Loan Agreement through December 31, 2020;

(g) an amendment fee in the amount of Ten Thousand Dollars ($10,000), which may be debited from any of Borrower’s accounts;

(h) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

AUGMEDIX, INC.

By:	/s/ MATTEO MARCHETTA
Name:	MATTEO MARCHETTA
Title:	CFO

COMERICA BANK

By:	/s/ Bradley Kiley
Name:	Bradley Kiley
Title:	Vice President

[Signature Page to Eighth Amendment to Loan & Security Agreement]

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX, INC. (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any (insert number required to sign)(1) of the following (insert titles only) CEO of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $______________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf’), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Matteo Marchetta	CFO	/s/ Matteo Marchetta

In Witness Whereof, I have affixed my name as Secretary on August 28, 2019.

/s/ illegible
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.